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As filed with the Securities and Exchange Commission on October 22, 2008

Registration No. 333-151998

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

POST-EFFECTIVE AMENDMENT NO. 1
TO
FORM S-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

UNITED ONLINE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	7370 (Primary Standard Industrial Classification Code Number)	77-0575839 (I.R.S. Employer Identification Number)

21301 Burbank Boulevard
Woodland Hills, California 91367
(818) 287-3000
(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Mark R. Goldston
Chairman, President and Chief Executive Officer
United Online, Inc.
21301 Burbank Boulevard
Woodland Hills, California 91367
(818) 287-3000
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:
Brian J. McCarthy, Esq.
David C. Eisman, Esq.
Skadden, Arps, Slate, Meagher & Flom LLP
300 South Grand Avenue
Los Angeles, California 90071
(213) 687-5000

Approximate date of commencement of proposed sale to the public:
This Post-Effective Amendment deregisters those securities that remain unsold as of the date hereof.

         If the securities being registered on this form are to be offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.    ☐

         If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

         If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

         Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of "larger accelerated filer," "accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☒	Accelerated filer ☐	Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☐

 TABLE OF ADDITIONAL REGISTRANTS

Name of Additional Registrant(1)	State or Other Jurisdiction of Incorporation or Formation	Primary Standard Industrial Classification Code Number	I.R.S. Employer Identification No.
Classmates International, Inc.(2)	Delaware	7370	20-0173707
Classmates Media Corporation(3)	Delaware	7389	26-0657253
Classmates Online, Inc.(2)	Washington	7370	91-1724074
Classmates Yearbooks, Inc.(2)	Delaware	7370	42-1594711
FreeInternet.com, Inc.(3)	Delaware	7370	90-0400645
Juno Internet Services, Inc.(4)	Delaware	7370	13-4127465
Juno Online Services, Inc.(3)	Delaware	7370	13-3914547
MyPoints.com, Inc.(5)	Delaware	7370	94-3255692
NetZero, Inc.(3)	Delaware	7370	95-4644384
Opobox, Inc.(2)	Delaware	7370	04-3572710
United Online Advertising Network, Inc.(3)	Delaware	7370	83-0427758
United Online Communications, Inc.(3)	Delaware	7370	83-0427759
United Online Web Services, Inc.(3)	Delaware	7370	20-0922351
UOL Advertising, Inc.(3)	Delaware	7370	95-4841365

(1)
The additional registrants were to be guarantors of the 13% Senior Secured Notes due 2013, if such Notes were issued. However, as described below, no such Notes have been or will be issued.

(2)
2001 Lind Ave. SW, #500, Renton, WA 98055. (425) 917-5000

(3)
21301 Burbank Blvd., Woodland Hills, CA 91367. (818) 287-3000

(4)
Two Executive Drive, Suite 820, Fort Lee, NJ 07024. (212) 597-9550

(5)
525 Market St., #3400, San Francisco, CA 94105. (415) 829-6100

 DEREGISTRATION OF SECURITIES

        The purpose of this Post-Effective Amendment No. 1 to the Registration Statements on Form S-4 (File No. 333-151998) filed by United Online, Inc., a Delaware corporation ("UOL"), and the Guarantors (as defined below) with the Securities and Exchange Commission (the "SEC") on June 27, 2008, as amended by Amendment No. 1 thereto filed with the SEC on July 17, 2008, and Amendment No. 2 thereto filed with the SEC on July 22, 2008 (as so amended, the "Registration Statement") is to remove from registration the following securities of UOL and the Guarantors that were registered and have not been and will not be sold pursuant to the Registration Statement:

  •
  659,495 shares of common stock, $0.0001 par value per share (together with the associated preferred share purchase rights) (the "UOL Common Stock");

  •
  $100,000,000 principal amount of UOL's 13% senior secured notes due 2013 (the "Notes"); and

  •
  Guarantees related to the Notes (the "Guarantees").

        The Registration Statement was filed to register (i) 12,919,077 shares of UOL Common Stock and (ii) $100,000,000 principal amount of Notes (and the related Guarantees) proposed to be issued as contingent merger consideration in connection with the consummation of the merger of UNOLA Corp., a Delaware corporation and an indirect wholly owned subsidiary of UOL, with and into FTD Group, Inc. (the "Merger"). The Notes and the Guarantees were to be issued only if UOL's financing for the Merger became unavailable for any reason. The Notes, if required to be issued, were to be guaranteed by certain subsidiaries of UOL (the "Guarantors"). The Guarantors were listed as additional registrants on the Registration Statement for the limited purpose of registering the Guarantees. The Merger was consummated on August 26, 2008, with the merger consideration consisting solely of cash and a total of 12,259,582 shares of UOL Common Stock. UOL's financing for the Merger was completed and, accordingly, no Notes or Guarantees have been or will be sold pursuant to the Registration Statement.

        Accordingly, pursuant to the undertaking set forth in Part II, Item 17(a)(3) of the Registration Statement, UOL and each of the Guarantors are filing this Post-Effective Amendment No. 1 to remove from registration all securities registered pursuant to the Registration Statement that remain unsold as of the date hereof.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, United Online, Inc. has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Woodland Hills, State of California, on October 22, 2008.

UNITED ONLINE, INC.

By:	/s/ MARK R. GOLDSTON
	Name:	Mark R. Goldston
	Title:	Chairman, President and Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons on behalf of United Online, Inc. and in the capacities indicated below on October 22, 2008:

Signature	Title

/s/ MARK R. GOLDSTON Mark R. Goldston	Chairman, President, Chief Executive Officer and Director (Principal Executive Officer and Director)
/s/ SCOTT H. RAY Scott H. Ray	Executive Vice President and Chief Financial Officer (Principal Financial Officer)
/s/ NEIL P. EDWARDS Neil P. Edwards	Senior Vice President, Finance, Treasurer and Chief Accounting Officer (Principal Accounting Officer)
* James T. Armstrong	Director
* Robert Berglass	Director
* Kenneth L. Coleman	Director
* Dennis Holt	Director
* Carol A. Scott	Director

By:	/s/ MARK R. GOLDSTON Mark R. Goldston Attorney-In-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, Classmates International, Inc. has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Woodland Hills, State of California, on October 22, 2008.

CLASSMATES INTERNATIONAL, INC.

By:	/s/ MARK R. GOLDSTON
	Name:	Mark R. Goldston
	Title:	Chairman and Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons on behalf of Classmates International, Inc. and in the capacities indicated below on October 22, 2008:

Signature	Title

/s/ MARK R. GOLDSTON Mark R. Goldston	Chairman, Chief Executive Officer and Director (Principal Executive Officer)
/s/ SCOTT H. RAY Scott H. Ray	Executive Vice President and Chief Financial Officer (Principal Financial Officer)
/s/ NEIL P. EDWARDS Neil P. Edwards	Senior Vice President, Finance, Treasurer and Chief Accounting Officer (Principal Accounting Officer)

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, Classmates Media Corporation has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Woodland Hills, State of California, on October 22, 2008.

CLASSMATES MEDIA CORPORATION

By:	/s/ MARK R. GOLDSTON
	Name:	Mark R. Goldston
	Title:	Chairman, President and Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons on behalf of Classmates Media Corporation and in the capacities indicated below on October 22, 2008:

Signature	Title

/s/ MARK R. GOLDSTON Mark R. Goldston	Chairman, President, Chief Executive Officer and Director (Principal Executive Officer)
/s/ SCOTT H. RAY Scott H. Ray	Executive Vice President and Chief Financial Officer (Principal Financial Officer)
/s/ NEIL P. EDWARDS Neil P. Edwards	Senior Vice President, Finance, Treasurer and Chief Accounting Officer (Principal Accounting Officer)
* Robert Berglass	Director
* Kenneth L. Coleman	Director
* Nicholas Donatiello, Jr.	Director
* Howard G. Phanstiel	Director

Signature	Title

* Greg J. Santora	Director
* Carol A. Scott	Director
* Roger S. Siboni	Director

By:	/s/ MARK R. GOLDSTON Mark R. Goldston Attorney-In-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, Classmates Online, Inc. has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Woodland Hills, State of California, on October 22, 2008.

CLASSMATES ONLINE, INC.

By:	/s/ MARK R. GOLDSTON
	Name:	Mark R. Goldston
	Title:	Chairman and Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons on behalf of Classmates Online, Inc. and in the capacities indicated below on October 22, 2008:

Signature	Title

/s/ MARK R. GOLDSTON Mark R. Goldston	Chairman, Chief Executive Officer and Director (Principal Executive Officer)
/s/ SCOTT H. RAY Scott H. Ray	Executive Vice President and Chief Financial Officer (Principal Financial Officer)
/s/ NEIL P. EDWARDS Neil P. Edwards	Senior Vice President, Finance, Treasurer and Chief Accounting Officer (Principal Accounting Officer)

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, Classmates Yearbooks, Inc. has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Woodland Hills, State of California, on October 22, 2008.

CLASSMATES YEARBOOKS, INC.

By:	/s/ MARK R. GOLDSTON
	Name:	Mark R. Goldston
	Title:	Chairman and Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons on behalf of Classmates Yearbooks, Inc. and in the capacities indicated below on October 22, 2008:

Signature	Title

/s/ MARK R. GOLDSTON Mark R. Goldston	Chairman, Chief Executive Officer and Director (Principal Executive Officer)
/s/ SCOTT H. RAY Scott H. Ray	Executive Vice President and Chief Financial Officer (Principal Financial Officer)
/s/ NEIL P. EDWARDS Neil P. Edwards	Senior Vice President, Finance, Treasurer and Chief Accounting Officer (Principal Accounting Officer)

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, FreeInternet.com, Inc. has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Woodland Hills, State of California, on October 22, 2008.

FREEINTERNET.COM, INC.

By:	/s/ MARK R. GOLDSTON
	Name:	Mark R. Goldston
	Title:	Chairman, President and Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons on behalf of FreeInternet.com, Inc. and in the capacities indicated below on October 22, 2008:

Signature	Title

/s/ MARK R. GOLDSTON Mark R. Goldston	Chairman, President, Chief Executive Officer and Director (Principal Executive Officer)
/s/ SCOTT H. RAY Scott H. Ray	Executive Vice President and Chief Financial Officer (Principal Financial Officer)
/s/ NEIL P. EDWARDS Neil P. Edwards	Senior Vice President, Finance, Treasurer and Chief Accounting Officer (Principal Accounting Officer)

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, Juno Internet Services, Inc. has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Woodland Hills, State of California, on October 22, 2008.

JUNO INTERNET SERVICES, INC.

By:	/s/ MARK R. GOLDSTON
	Name:	Mark R. Goldston
	Title:	Chairman, President and Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons on behalf of Juno Internet Services, Inc. and in the capacities indicated below on October 22, 2008:

Signature	Title

/s/ MARK R. GOLDSTON Mark R. Goldston	Chairman, President, Chief Executive Officer and Director (Principal Executive Officer)
/s/ SCOTT H. RAY Scott H. Ray	Executive Vice President and Chief Financial Officer (Principal Financial Officer)
/s/ NEIL P. EDWARDS Neil P. Edwards	Senior Vice President, Finance, Treasurer and Chief Accounting Officer (Principal Accounting Officer)

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, Juno Online Services, Inc. has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Woodland Hills, State of California, on October 22, 2008.

JUNO ONLINE SERVICES, INC.

By:	/s/ MARK R. GOLDSTON
	Name:	Mark R. Goldston
	Title:	Chairman, President and Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons on behalf of Juno Online Services, Inc. and in the capacities indicated below on October 22, 2008:

Signature	Title

/s/ MARK R. GOLDSTON Mark R. Goldston	Chairman, President, Chief Executive Officer and Director (Principal Executive Officer)
/s/ SCOTT H. RAY Scott H. Ray	Executive Vice President and Chief Financial Officer (Principal Financial Officer)
/s/ NEIL P. EDWARDS Neil P. Edwards	Senior Vice President, Finance, Treasurer and Chief Accounting Officer (Principal Accounting Officer)

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, MyPoints.Com, Inc. has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Woodland Hills, State of California, on October 22, 2008.

MYPOINTS.COM, INC.

By:	/s/ MARK R. GOLDSTON
	Name:	Mark R. Goldston
	Title:	Chairman and Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons on behalf of MyPoints.Com, Inc. and in the capacities indicated below on October 22, 2008:

Signature	Title

/s/ MARK R. GOLDSTON Mark R. Goldston	Chairman, Chief Executive Officer and Director (Principal Executive Officer)
/s/ SCOTT H. RAY Scott H. Ray	Executive Vice President and Chief Financial Officer (Principal Financial Officer)
/s/ NEIL P. EDWARDS Neil P. Edwards	Senior Vice President, Finance, Treasurer and Chief Accounting Officer (Principal Accounting Officer)

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, NetZero, Inc. has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Woodland Hills, State of California, on October 22, 2008.

NETZERO, INC.

By:	/s/ MARK R. GOLDSTON
	Name:	Mark R. Goldston
	Title:	Chairman, President and Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons on behalf of NetZero, Inc. and in the capacities indicated below on October 22, 2008:

Signature	Title

/s/ MARK R. GOLDSTON Mark R. Goldston	Chairman, President, Chief Executive Officer and Director (Principal Executive Officer)
/s/ SCOTT H. RAY Scott H. Ray	Executive Vice President and Chief Financial Officer (Principal Financial Officer)
/s/ NEIL P. EDWARDS Neil P. Edwards	Senior Vice President, Finance, Treasurer and Chief Accounting Officer (Principal Accounting Officer)

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, Opobox, Inc. has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Woodland Hills, State of California, on October 22, 2008.

OPOBOX, INC.

By:	/s/ MARK R. GOLDSTON
	Name:	Mark R. Goldston
	Title:	Chairman and Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons on behalf of Opobox, Inc. and in the capacities indicated below on October 22, 2008:

Signature	Title

/s/ MARK R. GOLDSTON Mark R. Goldston	Chairman, Chief Executive Officer and Director (Principal Executive Officer)
/s/ SCOTT H. RAY Scott H. Ray	Executive Vice President and Chief Financial Officer (Principal Financial Officer)
/s/ NEIL P. EDWARDS Neil P. Edwards	Senior Vice President, Finance, Treasurer and Chief Accounting Officer (Principal Accounting Officer)

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, United Online Advertising Network, Inc. has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Woodland Hills, State of California, on October 22, 2008.

UNITED ONLINE ADVERTISING NETWORK, INC.

By:	/s/ MARK R. GOLDSTON
	Name:	Mark R. Goldston
	Title:	Chairman, President and Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons on behalf of United Online Advertising Network, Inc. and in the capacities indicated below on October 22, 2008:

Signature	Title

/s/ MARK R. GOLDSTON Mark R. Goldston	Chairman, President, Chief Executive Officer and Director (Principal Executive Officer)
/s/ SCOTT H. RAY Scott H. Ray	Executive Vice President and Chief Financial Officer (Principal Financial Officer)
/s/ NEIL P. EDWARDS Neil P. Edwards	Senior Vice President, Finance, Treasurer and Chief Accounting Officer (Principal Accounting Officer)

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, United Online Communications, Inc. has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Woodland Hills, State of California, on October 22, 2008.

UNITED ONLINE COMMUNICATIONS, INC.

By:	/s/ MARK R. GOLDSTON
	Name:	Mark R. Goldston
	Title:	Chairman, President and Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons on behalf of United Online Communications, Inc. and in the capacities indicated below on October 22, 2008:

Signature	Title

/s/ MARK R. GOLDSTON Mark R. Goldston	Chairman, President, Chief Executive Officer and Director (Principal Executive Officer)
/s/ SCOTT H. RAY Scott H. Ray	Executive Vice President and Chief Financial Officer (Principal Financial Officer)
/s/ NEIL P. EDWARDS Neil P. Edwards	Senior Vice President, Finance, Treasurer and Chief Accounting Officer (Principal Accounting Officer)

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, United Online Web Services, Inc. has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Woodland Hills, State of California, on October 22, 2008.

UNITED ONLINE WEB SERVICES, INC.

By:	/s/ MARK R. GOLDSTON
	Name:	Mark R. Goldston
	Title:	Chairman, President and Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons on behalf of United Online Web Services, Inc. and in the capacities indicated below on October 22, 2008:

Signature	Title

/s/ MARK R. GOLDSTON Mark R. Goldston	Chairman, President, Chief Executive Officer and Director (Principal Executive Officer)
/s/ SCOTT H. RAY Scott H. Ray	Executive Vice President and Chief Financial Officer (Principal Financial Officer)
/s/ NEIL P. EDWARDS Neil P. Edwards	Senior Vice President, Finance, Treasurer and Chief Accounting Officer (Principal Accounting Officer)

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, UOL Advertising, Inc. has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Woodland Hills, State of California, on October 22, 2008.

UOL ADVERTISING, INC.

By:	/s/ MARK R. GOLDSTON
	Name:	Mark R. Goldston
	Title:	Chairman, President and Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons on behalf of UOL Advertising, Inc. and in the capacities indicated below on October 22, 2008:

Signature	Title

/s/ MARK R. GOLDSTON Mark R. Goldston	Chairman, President, Chief Executive Officer and Director (Principal Executive Officer)
/s/ SCOTT H. RAY Scott H. Ray	Executive Vice President and Chief Financial Officer (Principal Financial Officer)
/s/ NEIL P. EDWARDS Neil P. Edwards	Senior Vice President, Finance, Treasurer and Chief Accounting Officer (Principal Accounting Officer)

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TABLE OF ADDITIONAL REGISTRANTS
DEREGISTRATION OF SECURITIES